UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 14, 2009
STINGER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51822 (Commission File Number)	30-0296398 (IRS Employer Identification No.)
5505 Johns Road, Suite 702
Tampa, Florida 33634
(Address of principal executive offices, including zip code)

(813) 281-1061
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth under Item 3.02 is incorporated by reference.
Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 3.02 is incorporated by reference.
Section 3 — Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
     On July 14, 2009, Stinger Systems, Inc. (the “Company”) closed a private placement transaction (the “Offering”) with certain institutional investors (the “Investors”) pursuant to which the Company issued and sold to the Investors senior secured convertible notes (the “Notes”) in an aggregate principal amount of $650,000 and warrants which are exercisable immediately to purchase 4,062,500 shares of the Company’s common stock (the “Warrants”) at a price of $0.20 per share. The Notes are convertible into 3,250,000 shares of the Company’s common stock at a price of $0.20 per share. Subject to the terms of the Notes, the Company, at its option, may pay any portion of the interest then due on the Notes in cash or may elect to issue the Investors shares of the Company’s common stock.
      The Offering was completed pursuant to a Securities Purchase Agreement dated July 14, 2009 (the “Purchase Agreement”) by and among the Company and the Investors. The Purchase Agreement, the Senior Secured Convertible Note issued by the Company to Castlerigg Master Investments Ltd. (“Castlerigg”) dated July 14, 2009, the Senior Secured Convertible Note issued by the Company to Debt Opportunity Fund, LLLP (“DOF”) dated July 14, 2009, the Warrant issued by the Company to Castlerigg dated July 14, 2009, the Warrant issued by the Company to DOF dated July 14, 2009 and the related security agreements are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 respectively, to this Current Report on Form 8-K. Pursuant to the Purchase Agreement, each of Castlerigg and DOF paid $150,000 towards the total purchase price for their Notes and the Warrants. The Company expects that the remainder of the purchase price will be paid by Castlerigg and DOF on or before July 15, 2009. Neither the shares to be issued upon conversion of the Notes nor upon exercise of the Warrants have been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of effective registration statement or exemption from the registration requirements. The Notes and the Warrants were offered and sold to “accredited investors” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act.
     In connection with the Offering, and pursuant to the Purchase Agreement, the Company and the investors from the Company’s August 2007, February 2008 and September 2008 offerings (collectively, the “Prior Offerings”) amended and restated (i) the senior secured convertible note (as so amended and restated, the “Amended and Restated Note”) issued in the September 2008 offering, (ii) the amended and restated senior secured convertible note (as so amended and restated, the “Second Amended and Restated Note”) originally issued in the February 2008 offering and amended and restated in the September 2008 offering and (iii) the amended and restated senior secured convertible note (as so amended and restated, the “Third Amended and Restated Note”) originally issued in the August 2007 offering and amended and restated in each of the February 2008 and September 2008 offerings. The investors from the Prior Offerings consented to the Offering. The Amended and Restated Note, the Second Amended and Restated Note and the Third Amended and Restated Note are attached as Exhibits 10.8, 10.9, and 10.10, respectively, to this Current Report on Form 8-K.
     All exhibits attached hereto are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated July 14, 2009 among Stinger Systems, Inc. and the investors party thereto

10.2	Senior Secured Convertible Note issued by Stinger Systems, Inc. to Castlerigg Master Investments Ltd. dated July 14, 2009

10.3	Senior Secured Convertible Note issued by Stinger Systems, Inc. to Debt Opportunity Fund, LLLP dated July 14, 2009

10.4	Warrant issued by Stinger Systems, Inc. to Castlerigg Master Investments Ltd. dated July 14, 2009

10.5	Warrant issued by Stinger Systems, Inc. to Debt Opportunity Fund, LLLP dated July 14, 2009

10.6	First Amended and Restated Security Agreement dated July 14, 2009

10.7	Second Amended and Restated Security Agreement, dated July 14, 2009

10.8	Amended and Restated Senior Secured Note dated July 14, 2009

10.9	Second Amended and Restated Senior Secured Note dated July 14, 2009

10.10	Third Amended and Restated Senior Secured Convertible Note dated July 14, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STINGER SYSTEMS, INC.
/s/ Robert Gruder
Robert Gruder
Chairman and President

Date: July 14, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Securities Purchase Agreement dated July 14, 2009 among Stinger Systems, Inc. and the investors party thereto

10.2	Senior Secured Convertible Note issued by Stinger Systems, Inc. to Castlerigg Master Investments Ltd. dated July 14, 2009

10.3	Senior Secured Convertible Note issued by Stinger Systems, Inc. to Debt Opportunity Fund, LLLP dated July 14, 2009

10.4	Warrant issued by Stinger Systems, Inc. to Castlerigg Master Investments Ltd. dated July 14, 2009

10.5	Warrant issued by Stinger Systems, Inc. to Debt Opportunity Fund, LLLP dated July 14, 2009

10.6	First Amended and Restated Security Agreement dated July 14, 2009

10.7	Second Amended and Restated Security Agreement, dated July 14, 2009

10.8	Amended and Restated Senior Secured Note dated July 14, 2009

10.9	Second Amended and Restated Senior Secured Note dated July 14, 2009

10.10	Third Amended and Restated Senior Secured Convertible Note dated July 14, 2009

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